Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, August 1, 2022 — Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a distribution of $0.18 per share to shareholders of record at the close of business on July 11, 2022 (ex-date July 8, 2022).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	July 2022 (MTD)		Fiscal Year-to-Date (YTD)(1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.005	0.5%
Net Realized Short-Term Capital Gains	—	0.0%	0.602	55.8%
Net Realized Long-Term Capital Gains	0.180	100.0%	0.473	43.7%
Return of Capital (or other Capital Source)	—	0.0%	—	0.0%

Total Distribution	$0.180	100.0%	$1.080	100.0%

(1)	Fiscal year started February 1, 2022

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

June 30, 2022
Average Annual Total Return on NAV for the 5-year period (2)	10.94%
Current Fiscal YTD Annualized Distribution Rate (3)	10.40%
Fiscal YTD Cumulative Total Return on NAV (4)	-20.92%
Fiscal YTD Cumulative Distribution Rate (5)	4.33%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Diversified Income & Convertible Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section of www.virtus.com.

                     Cusip: 92840N100

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Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, September 1, 2022 — Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a distribution of $0.18 per share to shareholders of record at the close of business on August 11, 2022 (ex-date August 10, 2022).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	August 2022 (MTD)		Fiscal Year-to-Date (YTD)(1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.005	0.4%
Net Realized Short-Term Capital Gains	—	0.0%	0.602	47.8%
Net Realized Long-Term Capital Gains	0.180	100.0%	0.653	51.8%
Return of Capital (or other Capital Source)	—	0.0%	—	0.0%

Total Distribution	$0.180	100.0%	$1.260	100.0%

(1)	Fiscal year started February 1, 2022

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

July 29, 2022
Average Annual Total Return on NAV for the 5-year period (2)	12.53%
Current Fiscal YTD Annualized Distribution Rate (3)	9.54%
Fiscal YTD Cumulative Total Return on NAV (4)	-13.07%
Fiscal YTD Cumulative Distribution Rate (5)	4.77%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Diversified Income & Convertible Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section of www.virtus.com.

                Cusip: 92840N100

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Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, October 3, 2022 — Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a distribution of $0.18 per share to shareholders of record at the close of business on September 12, 2022 (ex-date September 9, 2022).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	September 2022 (MTD)		Fiscal Year-to-Date (YTD)(1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.005	0.4%
Net Realized Short-Term Capital Gains	—	0.0%	0.602	41.8%
Net Realized Long-Term Capital Gains	0.180	100.0%	0.833	57.8%
Return of Capital (or other Capital Source)	—	0.0%	—	0.0%

Total Distribution	$0.180	100.0%	$1.440	100.0%

(1)	Fiscal year started February 1, 2022

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

August 31, 2022
Average Annual Total Return on NAV for the 5-year period (2)	12.29%
Current Fiscal YTD Annualized Distribution Rate (3)	9.75%
Fiscal YTD Cumulative Total Return on NAV (4)	-14.29%
Fiscal YTD Cumulative Distribution Rate (5)	5.69%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Diversified Income & Convertible Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section of www.virtus.com.

                Cusip: 92840N100

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Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, November 1, 2022 — Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a distribution of $0.18 per share to shareholders of record at the close of business on October 13, 2022 (ex-date October 12, 2022).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	October 2022 (MTD)		Fiscal Year-to-Date (YTD)(1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.005	0.3%
Net Realized Short-Term Capital Gains	—	0.0%	0.602	37.2%
Net Realized Long-Term Capital Gains	0.180	100.0%	1.013	62.5%
Return of Capital (or other Capital Source)	—	0.0%	—	0.0%

Total Distribution	$0.180	100.0%	$1.620	100.0%

(1)	Fiscal year started February 1, 2022

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

September 30, 2022
Average Annual Total Return on NAV for the 5-year period (2)	9.66%
Current Fiscal YTD Annualized Distribution Rate (3)	10.87%
Fiscal YTD Cumulative Total Return on NAV (4)	-22.51%
Fiscal YTD Cumulative Distribution Rate (5)	7.25%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Diversified Income & Convertible Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section of virtus.com.

                Cusip: 92840N100

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Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, December 1, 2022 — Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a distribution of $0.18 per share to shareholders of record at the close of business on November 14, 2022 (ex-date November 10, 2022).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	November 2022 (MTD)		Fiscal Year-to-Date (YTD)(1)

(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.005	0.3%
Net Realized Short-Term Capital Gains	—	0.0%	0.602	33.5%
Net Realized Long-Term Capital Gains	0.180	100.0%	1.193	66.2%
Return of Capital (or other Capital Source)	—	0.0%	—	0.0%

Total Distribution	$0.180	100.0%	$1.800	100.0%

(1)	Fiscal year started February 1, 2022

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

October 31, 2022
Average Annual Total Return on NAV for the 5-year period (2)	10.58%
Current Fiscal YTD Annualized Distribution Rate (3)	10.31%
Fiscal YTD Cumulative Total Return on NAV (4)	-17.51%
Fiscal YTD Cumulative Distribution Rate (5)	7.73%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Diversified Income & Convertible Fund—2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section of virtus.com.

                Cusip: 92840N100

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Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, January 3, 2023 — Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a distribution of $0.18 per share to shareholders of record at the close of business on December 12, 2022 (ex-date December 9, 2022).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	December 2022 (MTD)		Fiscal Year-to-Date (YTD)(1)

(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.005	0.3%
Net Realized Short-Term Capital Gains	—	0.0%	0.602	30.4%
Net Realized Long-Term Capital Gains	0.180	100.0%	1.373	69.3%
Return of Capital (or other Capital Source)	—	0.0%	—	0.0%

Total Distribution	$0.180	100.0%	$1.980	100.0%

(1)	Fiscal year started February 1, 2022

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

November 30, 2022
Average Annual Total Return on NAV for the 5-year period (2)	10.93%
Annualized Current Distribution Rate (3)	10.08%
Fiscal YTD Cumulative Total Return on NAV (4)	-14.93%
Fiscal YTD Cumulative Distribution Rate (5)	8.40%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Diversified Income & Convertible Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund , contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section of virtus.com.

                Cusip: 92840N100

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Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, January 10, 2023 — Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a special year-end distribution of $0.196 per share to shareholders of record at the close of business on December 30, 2022 (ex-date December 29, 2022).

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

The following table sets forth the estimated amounts of this special year-end distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	Special Year-End Distribution Sources		Fiscal Year-to-Date (YTD)(1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.005	0.2%
Net Realized Short-Term Capital Gains	—	0.0%	0.602	27.7%
Net Realized Long-Term Capital Gains	0.196	100.0%	1.569	72.1%
Return of Capital (or other Capital Source)	—	0.0%	—	0.0%
Total Distribution	$0.196	100.0%	$2.176	100.0%

(1)	Fiscal year started February 1, 2022

Virtus Diversified Income & Convertible Fund - 2

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

November 30, 2022
Average Annual Total Return on NAV for the 5-year period (2)	10.93%
Annualized Current Distribution Rate (3)	10.08%
Fiscal YTD Cumulative Total Return on NAV (4)	-14.93%
Fiscal YTD Cumulative Distribution Rate (5)	9.31%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate ($0.18 per share) annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)

Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end (inclusive of the special year-end distribution) as a percentage of the Fund’s NAV at month end. The Fiscal YTD Cumulative Distribution Rate would be 8.40% if the special year-end distribution of $0.196 per share was excluded.

For more information on Virtus Diversified Income & Convertible Fund , contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section of virtus.com.

                Cusip: 92840N100

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